                                                                    Exhibit 3.2


               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
               -------------------------------------------------

                                      OF

                            CYBERIAN OUTPOST, INC.

                                    _______



     The undersigned, for the purpose of restating the Amended and Restated Certificate of Incorporation of Cyberian Outpost, Inc. (which was filed with the Connecticut Secretary of the State on October 30, 1997), under the provisions of the Connecticut Business Corporation Act, does hereby certify that:

     FIRST: The name of the corporation is Cyberian Outpost, Inc.
     -----

     SECOND: The nature of the business to be transacted, or the purposes to be
     ------
promoted or carried out by the corporation, which shall be in addition to the authority of the corporation to engage in any lawful act or activity for which corporations may be formed under the Connecticut Business Corporation Act, are as follows:

     To carry on a general mercantile, industrial, investing, and trading business in all its branches; to devise, invent, manufacture, fabricate, assemble, install, service, maintain, alter, buy, sell, import, export, license as licensor or licensee, lease as lessor or lessee, distribute, job, enter into, negotiate, execute, acquire, and assign contracts in respect of, acquire, receive, grant, and assign licensing arrangements, options, franchises, and other rights in respect of, and generally deal in and with, at wholesale and retail, as principal, and as sales, business, special, or general agent, representative, broker, factor, merchant, distributor, jobber, advisor, and in any other lawful capacity, goods, wares, merchandise, commodities, and unimproved, improved, finished, processed, and other real, personal, and mixed property of any and all kinds, together with the components, resultants, and by-products thereof; to acquire by purchase or otherwise own, hold, lease, mortgage, sell, or otherwise dispose of, erect, construct, make, alter, enlarge, improve, and to aid or subscribe toward the construction, acquisition or improvement or any factories, shops, storehouse, buildings, and commercial and retail establishments of every character, including all equipment, fixtures, machinery, implements, and supplies necessary, or incidental to, or connected with, any of the purposes or business of the corporation; and generally to perform any and all acts connected therewith or arising therefrom or incidental thereto, and all acts proper or necessary for the purpose of the business.

     To manufacture, develop, sell, and distribute computer software, computer hardware, and related products and services.

     To apply for, register, obtain, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, develop, enjoy, turn to account, grant licenses and immunities in respect of, manufacture under and to introduce, sell, assign, mortgage, pledge, or otherwise dispose of, and, in any manner deal with and contract with reference to:

          (a) inventions, devices, formulae, processes, and any improvements and modifications thereof;

          (b) letters patent, patent rights, patented processes, copyrights, designs, and similar rights, trade-marks, trade symbols and other indications of origin and ownership granted by or recognized under the laws of the United States of America or of any state or subdivision thereof, or of any foreign country or subdivision thereof, and all rights connected therewith or appertaining thereunto;

          (c) franchises, licenses, grants, and concessions.

     To have and to exercise all powers granted by law and by the Connecticut Business Corporation Act and all legal powers necessary or convenient to effect any or all of the purposes stated in this Certificate of Incorporation or to transact the stated business of the Corporation.

     THIRD:  The authorized number of shares of the corporation is 15,000,000,
     -----
of which:

          1. 10,000,000 shares are designated as shares of common stock, without nominal or par value.

          2. 5,000,000 shares are designated as shares of preferred stock, without nominal or par value. There is hereby established a series of preferred stock designated "Series A Convertible Preferred Stock", consisting of 700,000 shares of preferred stock, without nominal or par value, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as set forth on Exhibit A attached hereto and
                                                ---------
made a part hereof. There is hereby established a series of preferred stock designated "Series B Convertible Preferred Stock", consisting of 500,000 shares of preferred stock, without nominal or par value, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as set forth on Exhibit B attached hereto and
                                                ---------
made a part hereof. There is hereby established a series of preferred stock designated "Series C Convertible Preferred Stock", consisting of 3,000,000 shares of preferred stock, without nominal or par value, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as set forth on Exhibit C attached hereto and
                                                ---------
made a part hereof.

          3. The remaining 800,000 authorized shares of preferred stock are hereby deemed to be shares of an undesignated series of preferred stock until designated by the Board of Directors of Cyberian Outpost, Inc. as being part of a series previously established or a new series then being established by the Board of Directors of Cyberian Outpost, Inc. The Board of Directors of Cyberian Outpost, Inc. is hereby authorized to establish one or more additional series of preferred stock, and to the extent now or hereafter permitted by the Connecticut Business Corporation Act the Board of Directors of Cyberian Outpost, Inc. is authorized to fix and determine the preferences, voting powers, qualifications and special or relative rights or privileges of each such series including, but not limited to:

          (a) the number of shares to constitute such series and the distinguishing designation thereof;

          (b) the dividend rate on the shares of such series and the preferences, if any, and the special and relative rights of such shares of such series as to dividends;

          (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the price, terms, and manner of redemption;

          (d) the preferences, if any, and the special and relative rights of the shares of such series upon liquidation of the corporation;

          (e) whether or not the shares of such series shall be subject to the operation of a sinking or purchase fund and, if so, the terms and provisions of such fund;

          (f) whether or not the shares of such series shall be convertible into shares of any other class or of any other series of the same or any other class of stock of the corporation and, if so, the conversion price or ratio and other conversion rights;

          (g) the conditions under which the shares of such series shall have separate voting rights or no voting rights; and

          (h) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of the State of Connecticut.

          Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors of Cyberian Outpost, Inc. may at any time authorize the issuance of additional shares of the same series.

     FOURTH: Except as may be otherwise set forth in this Certificate of
     ------
Incorporation, no holder of any of the shares of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any class or any additional shares of any class to be issued by reason of any increase of the authorized shares of the corporation, or bonds, certificates of indebtedness, debentures, or other securities convertible into shares of the corporation or carrying any right to purchase shares of any class, but any such unissued shares or such additional authorized issue of any shares or of other securities convertible into shares, or carrying any right to purchase shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations, or associations and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its discretion.

     FIFTH: The minimum amount of stated capital with which the corporation
     -----
shall
commence business is one thousand dollars.

     SIXTH: For the regulation and management of the affairs of the corporation,
     -----
it is further provided:

     1. Whenever any provision of the Connecticut Business Corporation Act shall otherwise require for the approval of any specified corporate action the authorization of at least two-thirds of the voting power of shareholders entitled to vote, any such corporate action shall be approved by the authorization of at least a majority of the voting power of the shareholders entitled to vote; and whenever the corporation shall have one or more classes or series of shares which are denied voting power under the Certificate of Incorporation but the authorization of at least two-thirds of the voting power of said class or series is otherwise required for the approval of any specified corporate action under the Connecticut Business Corporation Act, any such corporate action shall be approved by said class or series by the authorization of at least a majority of the voting power of each such class and of each such series.

     2. To the extent permitted by the Connecticut Business Corporation Act, and in conformity with the provisions thereof, any corporate action permitted to be taken at a meeting of shareholders entitled to vote may be taken without a meeting by a consent in writing signed by the holders of at least a majority of the voting power of each class entitled to vote.

     3. Whenever the corporation shall be engaged in the business of exploiting natural resources, dividends may be declared and paid in cash or property and charged against depletion reserves.

     4. To the extent permitted by the Connecticut Business Corporation Act, and in conformity with the provisions thereof, distributions in cash or property may be made out of capital surplus available therefor without the authorization of the shareholders of any class of the corporation, except as otherwise provided herein.

     5. To the extent permitted by the Connecticut Business Corporation Act, and in conformity with the provisions thereof, acquisitions of its own shares out of unreserved and unrestricted capital surplus may be made by the corporation without the authorization of the shareholders of any class of the corporation, except as otherwise provided herein.

     6. One or more or all of the directors of the corporation may be removed for cause or without cause by the shareholders entitled to vote for their election. The Board of Directors shall have power to remove any director for cause and to suspend any director pending a final determination that cause exists, except as otherwise provided herein.

     7. The personal liability of the directors of the corporation is limited to the fullest extent permitted by the provisions of the Connecticut Business Corporation Act, as the same may be amended and supplemented.

     8. The Corporation shall, to the fullest extent permitted by Section 33-776(4) of the Connecticut Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section.

     I, the undersigned, do hereby declare under the penalties of false statement that the statements contained in the foregoing document are true and do hereby sign this document at Kent, Connecticut, on February 27, 1998.


                                    /s/ Darryl Peck
                                    _______________________________
                                    Darryl Peck, President

                                   EXHIBIT A

                 TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK
                                      OF
                            CYBERIAN OUTPOST, INC.



     Designation of Series A Convertible Preferred Stock. There is hereby
     ----------------------------------------------------
established a series of Preferred Stock designated "Series A Convertible Preferred Stock" (the "Series A Preferred"), consisting of 700,000 shares,
                       ------------------
without nominal or par value, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as follows:

     1.  Dividend Provisions. Except as may be otherwise approved in writing by
         -------------------
the holders of a majority of the outstanding shares of Series A Preferred:

         (a) The holders of the shares of Series A Preferred shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series A Preferred which is equal to the product of (i) the number of shares of common stock, no par value ("Common Stock") of Cyberian Outpost,
                                          ------------
Inc. (the "Corporation") into which one share of Series A Preferred is
           -----------
convertible at the time of declaration of such dividend, multiplied by (ii) the aggregate amount per share of Common Stock of all cash dividends and the aggregate amount per share (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors of the Corporation) of all non-cash dividends or other distributions on the Common Stock, when, as and if a dividend is declared on the shares of Common Stock. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on the Common Stock, so that the Series A Preferred participates equally with the Common Stock in such dividend or distribution with respect to the number of shares of Common Stock into which the Series A Preferred is then convertible pursuant to Section 3 hereof.

         (b) So long as any Series A Preferred shall remain outstanding, no deposit, payment, dividend or other distribution shall be paid or made on any other class of stock of the Corporation and no shares of any other class of stock of the Corporation shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation other than, (i) except as may be otherwise provided in the Certificate of Incorporation, including in any class or series designation concerning any capital stock of the Corporation (as such may be amended from time to time), or (ii) upon exercise of the Corporation's rights or a stockholder's rights under any restricted stock purchase agreement (or any similar agreement pursuant to which the Corporation is obligated to redeem its stock) in effect as of the Original Issuance Date (as defined below in Section 3(k)) or otherwise pursuant to incentive stock plans of the Corporation in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c) hereof, or (iii) upon the exercise of a stockholder's put rights in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c) hereof, or (iv) by exchange therefor of shares of the stock of the Corporation.

         Subject to the above limitations and to the provisions of Section 6, dividends may be paid on any class of stock of the Corporation out of any funds legally available for such purpose when and as declared by the Board of Directors.

     2.  Liquidation Preference.  Except as may be otherwise approved in writing
         ----------------------
by the holders of a majority of the outstanding shares of Series A Preferred:

         (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series A Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, (i) before any distribution or payment shall be made in respect of the holders of shares of Common Stock but pari passu with holders of Series B Convertible Preferred Stock of the Corporation (the "Series B Preferred") and Series C Convertible Preferred Stock
                  ------------------
of the Corporation (the "Series C Preferred"), a liquidation distribution in an
                         ------------------
amount equal to the Original Issuance Price (as defined below in Section 3(k)) per share, plus an amount equal to all declared dividends thereon to the date fixed for such distribution or payment, and then (ii) to share with the holders of shares of Common Stock, Series B Preferred and Series C Preferred as if the shares of Series A Preferred, Series B Preferred and Series C Preferred were then converted into shares of Common Stock. If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment in full to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the amounts to which they are each entitled in preference to holders of shares of Common Stock, then all of such available assets shall be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred ratably in proportion to the liquidation payment otherwise due pursuant to clause (i) above to each such holder.

         (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or the consolidation or merger of any other corporation or corporations into the Corporation, or the sale or transfer by the Corporation of all or substantially all of its assets or the effectuation by the Corporation or any holders of its capital stock of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is sold, transferred or otherwise disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2.

     3.  Conversion. The holders of the shares of Series A Preferred shall have
         ----------
conversion rights as follows:

         (a)  Optional Conversion.  The holder of any shares of Series A
              -------------------
Preferred shall have the right, at such holder's option, at any time or from time to time by the giving of written notice thereof to the Corporation (the

"Conversion Date") to convert all or any of such shares of Series A Preferred
----------------
into such number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Original Issuance Price by the number of shares of Series A Preferred being converted, and dividing the product thereof by the Series A Conversion Price (as hereinafter defined) (as last adjusted and then in effect) for the shares of Series A Preferred then being converted. The conversion price per share (the "Series A Conversion Price") at which shares of
                                 -------------------------
Common Stock shall be issuable shall be Three Dollars and Forty Cents ($3.40) per share; provided, however, that the Series A Conversion Price shall be
           --------
subject to adjustment as set forth in Section 3(e) hereof. The holder of any shares of Series A Preferred converted into shares of Common Stock pursuant to this Section 3(a) shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares being converted up to and including the Conversion Date.

         (b)  Mandatory Conversion.  Upon the consummation of a public offering
              --------------------
of shares of Common Stock of the Corporation registered pursuant to the Securities Act of 1933, as amended, in which the gross proceeds to the Corporation exceed Ten Million Dollars ($10,000,000) as the result of which shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (an "Event of
                                                                  --------
Conversion"), all shares of Series A Preferred then outstanding shall, by virtue
----------
of and simultaneously with the occurrence of the Event of Conversion and without any action on the part of the holder thereof, be deemed automatically converted into such whole number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Original Issuance Price by the number of shares of Series A Preferred being converted, and dividing the product thereof by the Series A Conversion Price (as last adjusted and then in effect) for the shares of Series A Preferred being converted (such Series A Conversion Price being subject to adjustment as set forth in Section 3(e) hereof). The holder of any shares of Series A Preferred converted into shares of Common Stock pursuant to this Section 3(b) shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares of Series A Preferred up to and including the Conversion Date.

         (c)  Procedure for Conversion.  Upon conversion of the shares of Series
              ------------------------
A Preferred pursuant to Section 3(a) hereof, the holder of any shares of Series A Preferred shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, a check or cash in respect of any fractional interest in a share of Common Stock as provided in Section 3(d) hereof and a check or cash in payment of all declared but unpaid dividends, if any (to the extent permissible under law), payable with respect to the shares of Series A Preferred so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Series A Conversion Price for the Series A Preferred shall be that in effect on the Conversion Date.

         (d)  Additional Conversion Provisions.  The following additional terms
              --------------------------------
shall apply upon any conversion of the Series A Preferred:

              (i) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred. If more than one share of Series A Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred so surrendered. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as defined below) of a share of Common Stock as of the date of conversion, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

              (ii) For the purpose of any computation pursuant to this Section 3(d), the Current Market Price at any date of one share of Common Stock shall be deemed to be the closing price as of the day before the day in question. If the Common Stock is not traded in such manner that the closing price is readily available, the Current Market Price shall be determined in good faith by the Directors of the Corporation.

         (e)  Adjustments to Series A Conversion Price.  The Series A Conversion
              ----------------------------------------
Price for the Series A Preferred shall be subject to adjustment from time to time as follows:

              (i)   Stock Dividends, Split-Ups, Etc.  If, at any time after the
                    -------------------------------
Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series A Conversion Price of the Series A Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred shall be increased in proportion to such increase in outstanding shares.

              (ii)  Combinations.  If, at any time after the Original Issuance
                    ------------
Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred shall be decreased in proportion to such decrease in outstanding shares.

              (iii) Reorganizations, Reclassifications, Etc.  In case, at any
                    ---------------------------------------
time after the Original Issuance Date, of any Capital Events (as defined below in Section 3(k)) each share of Series A Preferred shall after such Capital Event be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Series A Preferred of the full amount to which they respectively shall have been entitled pursuant to Section 2 hereof) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and asset shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such Capital Event) upon conversion of such shares would have been entitled upon such Capital Event. The provisions of this Section 3(e)(iii) shall similarly apply to successive Capital Events.

              (iv)  Dilutive Issuances.
                    ------------------

                    (1) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock other than Excluded Stock (as defined below in Section 3(k)) without consideration or for a consideration per share less than the Series A Conversion Price then in effect (such issuance being referred to in this clause (iv) as a "Dilutive
                                                                  --------
Issuance"), the Series A Conversion Price in effect immediately prior to such
--------
Dilutive Issuance shall be reduced with effect from the first to occur of (A) the record date for the issuance of the securities or (B) the date of original issuance (as the case may be the "Issue Date"), so that it shall equal the price
                                  ----------
determined by multiplying the Series A Conversion Price by a fraction (i) the numerator of which shall be (X) the number of shares of Common Stock outstanding at the close of business on the day next preceding the Issue Date, plus (Y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the Dilutive Issuance would purchase at the Series A Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Issue Date after giving effect to such Dilutive Issuance.

              (2) For the purposes of any adjustment of the Series A Conversion Price pursuant to this clause (iv), the following provisions shall apply:

                    (A) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts or commissions allowed or paid by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof to the Corporation as determined in good faith by the Board of Directors, irrespective of any accounting treatment.

                    (C) In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                         (I)   the shares of Common Stock deliverable upon
exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B), above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                         (II)  the shares of Common Stock deliverable upon
conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B), above);

                         (III) on any change in the number of shares or exercise
price of Common Stock deliverable upon exercise of any such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Series A Conversion Price shall forthwith be readjusted to such Series A Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                         (IV)  on the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price shall forthwith be readjusted to such Series A Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

              (v) All calculations under this paragraph (e) shall be made to the nearest one-tenth (1/10) of a share or to the nearest one tenth (1/10) of a cent, as the case may be.

              (vi) In any case in which the provisions of this Section 3(e) shall require that an adjustment shall become effective immediately after a record date for an event the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series A Preferred converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 3(d) hereof; provided, however, that the
                                               --------  -------
Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, immediately upon the occurrence of the event requiring such adjustment.

              (vii) The Corporation will not voluntarily, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, merger, dissolution, issuance or sale or securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

         (f) Whenever the Series A Conversion Price of the Series A Preferred shall be adjusted as provided in Section 3(e), the Corporation shall forthwith file, at the office of the transfer agent for the Series A Preferred or at such other place as may be designated by the Corporation, a statement showing in detail the facts requiring such adjustment and the Series A Conversion Price of the Series A Preferred that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first-class certified mail, return receipt requested, postage prepaid, to each holder of shares of any series of preferred stock in respect of which an adjustment to the Series A Conversion Price was required to be made at his address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 4(g) hereof.

         (g) If the Corporation shall propose to take any action of the types described in clauses (i), (ii), (iii) or (iv) of Section 3(e), the Corporation shall give notice to each holder of shares of Series A Preferred in the manner set forth in Section 3(f) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series A Conversion Price and the number, kind or series of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of each such series of Series A Preferred. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (h) The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series A Preferred;

provided, however, that the Corporation shall not be required to pay any taxes
-----------------
which may be payable in respect of any transfer involved in the issuance of delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred in respect of which such shares are being issued.

         (i) The Corporation shall reserve and at all times from and after such date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred and shall take all action as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of shares of Series A Preferred.

         (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

         (k)  Definitions.  As used herein, the following terms have the
              -----------
following meanings:

              (i)   "Capital Events" means any capital reorganization,
                     --------------
recapitalization,
or any reclassification of the stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or the sale or other disposition of all or substantially all of the properties and assets of the Corporation to any person or third party.

              (ii)  "Excluded Stock" means shares of Common Stock issued by the
                     --------------
Corporation: (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) upon conversion of the shares of Series A Preferred, Series B Preferred or Series C Preferred at any time outstanding, (C) to officers, employees or directors of, or consultants to, the Corporation (whether as an issuance of Common Stock, options to purchase or rights to subscribe for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities), in each case approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common
             -----------------
Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation to which this clause (C) shall apply shall not exceed the number of shares issuable under the incentive stock option plans of the Corporation presently in effect or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c)(ix) hereof (including any Common Stock issued pursuant to the exercise of any such options), and (D) pursuant to any options (other than those described in (C), above), warrants or other rights outstanding on the Original Issuance Date.

              (iii) "Original Issuance Date" means the date of original issuance
                     ----------------------
by the Corporation of the first share of Series A Preferred.

              (iv)  "Original Issuance Price" means Three Dollars and Forty
                     -----------------------
Cents ($3.40), the price of the first share of Series A Preferred issued by the Corporation.

              (v)   "Person" means any corporation, general or limited partner-
                     ------
ship, limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

              (vi)  "Subsidiary" means with respect to any Person (the "Owner"),
                     ----------
any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Corporation.

     4.  Status of Converted Stock.  If any shares of Series A Preferred shall
         -------------------------
be converted pursuant to Section 3 hereof, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

     5.  Redemption.  Shares of Series A Preferred are not redeemable.
         ----------

     6.  Voting Rights.
         -------------

         (a)  General.  Except as otherwise provided below, on all matters
              -------
submitted to a vote of the holders of shares of Common Stock, the holder of each share of Series A Preferred shall have the right to one vote for each Common Share into which such Series A Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of such shares of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the by-laws of the Corporation and shall be entitled to vote, together with holders of shares of Common Stock with respect to any question upon which holders of shares of Common Stock have the right to vote.

         (b)  Election of Directors.  Except as may be otherwise approved by
              ---------------------
vote or by the written consent of the holders of a majority of the shares of Series A Preferred then outstanding, the Board of Directors shall consist of up to 7 members. The holders of the Series A Preferred, voting as a separate class, shall have the right to elect one (1) director. Except as may otherwise be provided by law or in the Certificate of Incorporation of the Corporation (including the Certificate of Designation for the Series C Preferred), the holders of the Common Stock shall have the right to elect the remaining members of the Board of Directors and the Series A Preferred shall not be entitled to vote in the election of the remaining members of the Board of Directors. Each director shall be elected at the annual meeting of shareholders and shall serve until his successor is elected and qualified or until his earlier resignation or removal. Any director who shall have been elected by the holders of Series A Preferred may be removed during his term of office, either for or without cause, by and only by, the affirmative vote of the holders of a majority of the shares of Series A Preferred then outstanding, given at a special meeting of such shareholders duly called for that purpose, and any vacancy thereby created may be filled by the holders of the Series A Preferred represented at that meeting.

         (c)  Protective Provisions.  So long as twenty-five percent (25%) or
              ---------------------
more of the shares of Series A Preferred are outstanding, the Corporation shall not, and shall not attempt to, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series A Preferred, voting as a separate class:

              (i) authorize any additional shares of Series A Preferred, or authorize and issue any shares of, (a) any class or series of equity security having superior rights to the

Series A Preferred as to dividends (except for the Series C Preferred), redemptions, or as to payment upon liquidation, dissolution or a winding up of the Corporation, or otherwise, or (b) any notes or debt securities convertible into or exchangeable for any equity securities or containing profit participation features;

              (ii) redeem or repurchase outstanding Common Stock in excess of an aggregate of 75,000 shares, provided that the Corporation may redeem shares of Common Stock from persons having been granted and exercised stock options pursuant to the Corporation's incentive stock plans as in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and by the holders of the Series A Preferred pursuant to Section 6(c)(ix) below;

              (iii) enter into any agreement that would restrict the Corporation's ability to perform its obligations under any agreement to which the Corporation is a party concerning the Corporation's original issuance of any shares of the Series A Preferred (including the Certificate of Incorporation and this Certificate of Designation);

              (iv) amend the Certificate of Incorporation (including any existing or new Certificate of Designation) or By-Laws of the Corporation in any manner that adversely affects the powers, rights, privileges or restrictions or relative preferences of the Series A Preferred or the holders thereof as a class, or increase the powers, preferences, rights, privileges or restrictions of any other class or series of preferred stock unless the Series A Preferred is treated in the same manner;

              (v) sell, transfer, convey or lease greater than twenty-five percent (25%) of the assets of the Corporation in one or more of a series of related transactions, except for the sale of inventory in the ordinary course of the Corporation's business;

              (vi) issue additional equity securities of any class or series to the employees, officers or directors of the Corporation, except for such equity securities as may be issuable upon the exercise of options or warrants outstanding as of the Original Issuance Date (or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with this Section 6(c)(vi)); provided that any such equity securities, including any options or warrants for equity securities of the Corporation, shall be granted at no less than the fair market value for such equity securities, as determined in good faith by a majority of the independent directors residing on the Board of Directors of the Corporation;

              (vii) issue any equity securities of any class or series for a price less than fair market value, as determined in good faith by the Board of Directors of the Corporation, except as may be required pursuant to contractual commitments of the Corporation existing as of the Original Issuance Date;

               (viii) enter into any transaction or series of transactions or any agreement or other arrangement, including, without limitation, any loan, with or to any officer or director (or any family member or person affiliated with any officer or director) or other affiliate (excluding any Subsidiary of the Corporation) of the Corporation in excess of $100,000, individually, or $250,000, in the aggregate, during any calendar year, except as may be required pursuant to contractual commitments of the Corporation existing as of February 27, 1998 (except that such limitations shall not be applicable to any employment or other compensatory arrangements on reasonable arms' length terms (including, without limitation, the granting of stock options under any stock option plan in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c)(ix) below), as may be approved by the Board of Directors of the Corporation);

              (ix) adopt any stock option plans or increase the number of shares available or reserved for issuance under any stock option plan or related plan in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and by the holders of the Series A Preferred pursuant to Section 6(c)(ix);

              (x) engage in any transaction which would impair or reduce the rights of the holders of shares of the Series A Preferred as a class (except that the Corporation may effect a reverse-split of its Common Stock without the consent of the holders of shares of the Series A Preferred);

              (xi) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a Subsidiary that is wholly-owned by the Corporation, directly or indirectly);

              (xii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes); or

              (xiii) issue any dividends on any class or series of capital stock of the Corporation (other than the Series A Preferred and the Series C Preferred (as provided in the Certificate of Designation therefor)).

     7.  Preemptive Rights.  Shares of Series A Preferred have no preemptive
         -----------------
rights.

                                   EXHIBIT B

                 TERMS OF SERIES B CONVERTIBLE PREFERRED STOCK
                                      OF
                            CYBERIAN OUTPOST, INC.



     Designation of Series B Convertible Preferred Stock.  There is hereby
     ---------------------------------------------------
established a series of Preferred Stock designated "Series B Convertible Preferred Stock" (the "Series B Preferred"), consisting of 500,000 shares,
                       ------------------
without nominal or par value, and having the relative rights, designations, preferences, qualifications, privileges, limitations and restrictions applicable thereto as follows:

     1.  Dividend Provisions.  Except as may be otherwise approved in writing by
         -------------------
the holders of a majority of the outstanding shares of Series B Preferred:

         (a) The holders of the shares of Series B Preferred shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series B Preferred which is equal to the product of (i) the number of shares of common stock, no par value ("Common Stock") of Cyberian Outpost,
                                          ------------
Inc. (the "Corporation") into which one share of Series B Preferred is
           -----------
convertible at the time of declaration of such dividend, multiplied by (ii) the aggregate amount per share of Common Stock of all cash dividends and the aggregate amount per share (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors of the Corporation) of all non-cash dividends or other distributions on the Common Stock, when, as and if a dividend is declared on the shares of Common Stock. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on the Common Stock, so that the Series B Preferred participates equally with the Common Stock in such dividend or distribution with respect to the number of shares of Common Stock into which the Series B Preferred is then convertible pursuant to Section 3 hereof.

         (b) So long as any Series B Preferred shall remain outstanding, no deposit, payment, dividend or other distribution shall be paid or made on any other class of stock of the Corporation and no shares of any other class of stock of the Corporation shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation other than, (i) except as may be otherwise provided in the Certificate of Incorporation, including in any class or series designation concerning any capital stock of the Corporation (as such may be amended from time to time), or (ii) upon exercise of the Corporation's rights or a stockholder's rights under any restricted stock purchase agreement (or any similar agreement pursuant to which the Corporation is obligated to redeem its stock) in effect as of the Original Issuance Date (as defined below in Section 3(k)) or otherwise pursuant to incentive stock plans of the Corporation in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b) hereof, or (iii) upon the exercise of a stockholder's put rights in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b) hereof, or (iv) by exchange therefor of shares of the stock of the Corporation.

         Subject to the above limitations and to the provisions of Section 6, dividends may be paid on any class of stock of the Corporation out of any funds legally available for such purpose when and as declared by the Board of Directors.

     2.  Liquidation Preference.  Except as may be otherwise approved in writing
         ----------------------
by the holders of a majority of the outstanding shares of Series B Preferred:

         (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series B Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, (i) before any distribution or payment shall be made in respect of the holders of shares of Common Stock but pari passu with holders of Series A Convertible Preferred Stock of the Corporation (the "Series A Preferred") and Series C Convertible Preferred Stock
                  ------------------
of the Corporation (the "Series C Preferred"), a liquidation distribution in an
                         ------------------
amount equal to the Original Issuance Price (as defined below in Section 3(k)) per share, plus an amount equal to all declared dividends thereon to the date fixed for such distribution or payment, and then (ii) to share with the holders of shares of Common Stock, Series A Preferred and Series C Preferred as if the shares of Series A Preferred, Series B Preferred and Series C Preferred were then converted into shares of Common Stock. If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment in full to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the amounts to which they are each entitled in preference to holders of shares of Common Stock, then all of such available assets shall be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred ratably in proportion to the liquidation payment otherwise due pursuant to clause (i) above to each such holder.

         (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or the consolidation or merger of any other corporation or corporations into the Corporation, or the sale or transfer by the Corporation of all or substantially all of its assets or the effectuation by the Corporation or any holders of its capital stock of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is sold, transferred or otherwise disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2.

     3.  Conversion.  The holders of the shares of Series B Preferred shall have
         ----------
conversion rights as follows:

         (a)  Optional Conversion.  The holder of any shares of Series B
              -------------------
Preferred shall have the right, at such holder's option, at any time or from time to time by the giving of written notice thereof to the Corporation (the

"Conversion Date") to convert all or any of such shares of Series B Preferred
----------------
into such number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Original Issuance Price by the number of shares of Series B

Preferred being converted, and dividing the product thereof by the Series B Conversion Price (as hereinafter defined) (as last adjusted and then in effect) for the shares of Series B Preferred then being converted. The conversion price per share (the "Series B Conversion Price") at which shares of Common Stock
                -------------------------
shall be issuable shall be Four Dollars and Sixty Cents ($4.60) per share; provided, however, that the Series B Conversion Price shall be subject to
-----------------
adjustment as set forth in Section 3(e) hereof. The holder of any shares of Series B Preferred converted into shares of Common Stock pursuant to this
Section 3(a) shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares being converted up to and including the Conversion Date.

         (b)  Mandatory Conversion.  Upon the consummation of a public offering
              --------------------
of shares of Common Stock of the Corporation registered pursuant to the Securities Act of 1933, as amended, in which the gross proceeds to the Corporation exceed Ten Million Dollars ($10,000,000) as the result of which shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (an "Event of
                                                                  --------
Conversion"), all shares of Series B Preferred then outstanding shall, by virtue
----------
of and simultaneously with the occurrence of the Event of Conversion and without any action on the part of the holder thereof, be deemed automatically converted into such whole number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Original Issuance Price by the number of shares of Series B Preferred being converted, and dividing the product thereof by the Series B Conversion Price (as last adjusted and then in effect) for the shares of Series B Preferred being converted (such Series B Conversion Price being subject to adjustment as set forth in Section 3(e) hereof). The holder of any shares of Series B Preferred converted into shares of Common Stock pursuant to this Section 3(b) shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares of Series B Preferred up to and including the Conversion Date.

         (c)  Procedure for Conversion.  Upon conversion of the shares of Series
              ------------------------
B Preferred pursuant to Section 3(a) hereof, the holder of any shares of Series B Preferred shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series B Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, a check or cash in respect of any fractional interest in a share of Common Stock as provided in Section 3(d) hereof and a check or cash in payment of all declared but unpaid dividends, if any (to the extent permissible under law), payable with respect to the shares of Series B Preferred so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Series B Conversion Price for the Series B Preferred shall be that in effect on the Conversion Date.

         (d)  Additional Conversion Provisions.  The following additional terms
              --------------------------------
shall apply upon any conversion of the Series B Preferred:

              (i) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred. If more than one share of Series B Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred so surrendered. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as defined below) of a share of Common Stock as of the date of conversion, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

              (ii) For the purpose of any computation pursuant to this Section 3(d), the Current Market Price at any date of one share of Common Stock shall be deemed to be the closing price as of the day before the day in question. If the Common Stock is not traded in such manner that the closing price is readily available, the Current Market Price shall be determined in good faith by the Directors of the Corporation.

         (e)  Adjustments to Series B Conversion Price.  The Series B Conversion
              ----------------------------------------
Price for the Series B Preferred shall be subject to adjustment from time to time as follows:

              (i)   Stock Dividends, Split-Ups, Etc.  If, at any time after the
                    -------------------------------
Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series B Conversion Price of the Series B Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred shall be increased in proportion to such increase in outstanding shares.

              (ii)  Combinations.  If, at any time after the Original Issuance
                    ------------
Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series B Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred shall be decreased in proportion to such decrease in outstanding shares.

              (iii) Reorganizations, Reclassifications, Etc.  In case, at any
                    ---------------------------------------
time after the Original Issuance Date, of any Capital Events (as defined below in Section 3(k)) each share of Series B Preferred shall after such Capital Event be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Series B Preferred of the full amount to which they respectively shall have been entitled pursuant to Section 2 hereof) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and asset shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such Capital Event) upon conversion of such shares would have been entitled upon such Capital Event. The provisions of this Section 3(e)(iii) shall similarly apply to successive Capital Events.

              (iv)  Dilutive Issuances.
                    ------------------

                    (1) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock other than Excluded Stock (as defined below in Section 3(k)) without consideration or for a consideration per share less than the Series B Conversion Price then in effect (such issuance being referred to in this clause (iv) as a "Dilutive
                                                                  --------
Issuance"), the Series B Conversion Price in effect immediately prior to such
--------
Dilutive Issuance shall be reduced with effect from the first to occur of (A) the record date for the issuance of the securities or (B) the date of original issuance (as the case may be the "Issue Date"), so that it shall equal the price
                                  ----------
determined by multiplying the Series B Conversion Price by a fraction (i) the numerator of which shall be (X) the number of shares of Common Stock outstanding at the close of business on the day next preceding the Issue Date, plus (Y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the Dilutive Issuance would purchase at the Series B Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Issue Date after giving effect to such Dilutive Issuance.

                    (2) For the purposes of any adjustment of the Series B Conversion Price pursuant to this clause (iv), the following provisions shall apply:

                         (A)   In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts or commissions allowed or paid by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (B)   In the case of the issuance of Common Stock for a
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof to the Corporation as determined in good faith by the Board of Directors, irrespective of any accounting treatment.

                         (C)   In the case of the issuance of (i) options to
purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                               (I)   the shares of Common Stock deliverable upon
exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B), above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                               (II)  the shares of Common Stock deliverable upon
conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B), above);

                               (III)  on any change in the number of shares or
exercise price of Common Stock deliverable upon exercise of any such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Series B Conversion Price shall forthwith be readjusted to such Series B Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                               (IV)  on the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price shall forthwith be readjusted to such Series B Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

              (v) All calculations under this paragraph (e) shall be made to the nearest one-tenth (1/10) of a share or to the nearest one tenth (1/10) of a cent, as the case may be.

              (vi) In any case in which the provisions of this Section 3(e) shall require that an adjustment shall become effective immediately after a record date for an event the

Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series B Preferred converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 3(d) hereof; provided, however, that the Corporation shall deliver to such holder a
        --------  -------
due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, immediately upon the occurrence of the event requiring such adjustment.

              (vii) The Corporation will not voluntarily, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, merger, dissolution, issuance or sale or securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

         (f) Whenever the Series B Conversion Price of the Series B Preferred shall be adjusted as provided in Section 3(e), the Corporation shall forthwith file, at the office of the transfer agent for the Series B Preferred or at such other place as may be designated by the Corporation, a statement showing in detail the facts requiring such adjustment and the Series B Conversion Price of the Series B Preferred that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first-class certified mail, return receipt requested, postage prepaid, to each holder of shares of any series of preferred stock in respect of which an adjustment to the Series B Conversion Price was required to be made at his address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 4(g) hereof.

         (g) If the Corporation shall propose to take any action of the types described in clauses (i), (ii), (iii) or (iv) of Section 3(e), the Corporation shall give notice to each holder of shares of Series B Preferred in the manner set forth in Section 3(f) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series B Conversion Price and the number, kind or series of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of each such series of Series B Preferred. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (h) The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series B Preferred; provided, however, that the Corporation shall not be required to pay any taxes
-----------------
which may be payable in respect of any transfer involved in the issuance of delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred in respect of which such shares are being issued.

         (i) The Corporation shall reserve and at all times from and after such date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred, sufficient shares to provide for the conversion of all outstanding shares of Series B Preferred and all outstanding shares of Series B Preferred issuable upon conversion of the Debentures issued with respect to that certain Securities Purchase Agreement of the Corporation entered into with Winfield Capital Corp. (the "Securities
                                                               ----------
Purchase Agreement"), and shall take all action as may be necessary to enable
------------------
the Corporation lawfully to issue such Common Stock upon the conversion of shares of Series B Preferred.

         (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

         (k)  Definitions.  As used herein, the following terms have the
              -----------
following meanings:

              (i)  "Capital Events" means any capital reorganization,
                    --------------
recapitalization, or any reclassification of the stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or the sale or other disposition of all or substantially all of the properties and assets of the Corporation to any person or third party.

              (ii)  "Excluded Stock" means shares of Common Stock issued by the
                     --------------
Corporation: (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) upon conversion of the shares of Series A Preferred, Series B Preferred or Series C Preferred at any time outstanding, (C) to officers, employees or directors of, or consultants to, the Corporation (whether as an issuance of Common Stock, options to purchase or rights to subscribe for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities), in each case approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common
             -----------------
Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation to which this clause (C) shall apply shall not exceed the number of shares issuable under the incentive stock option plans of the Corporation presently in effect or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b)(ix) hereof (including any Common Stock issued pursuant to the exercise of any such options), and (D) pursuant to any options (other than those described in (C), above), warrants or other rights outstanding on the Original Issuance Date.

              (iii) "Original Issuance Date" means the date of original issuance
                     ----------------------
by the Corporation of the first share of Series B Preferred.

              (iv)  "Original Issuance Price" means Four Dollars and Sixty Cents
                     -----------------------
($4.60), the price of the first share of Series B Preferred issued by the Corporation.

              (v)   "Person" means any corporation, general or limited
                     ------
partnership, limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

              (vi)  "Subsidiary" means with respect to any Person (the "Owner"),
                     ----------                                         -----
any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Corporation.

     4.  Status of Converted Stock.  If any shares of Series B Preferred shall
         -------------------------
be converted pursuant to Section 3 hereof, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

     5.  Redemption.  Shares of Series B Preferred are not redeemable.
         ----------

     6.  Voting Rights.
         -------------

         (a)  General.  Except as otherwise provided below, on all matters
              -------
submitted to a vote of the holders of shares of Common Stock, the holder of each share of Series B Preferred shall have the right to one vote for each Common Share into which such Series B Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of such shares of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the by-laws of the Corporation and shall be entitled to vote, together with holders of shares of Common Stock with respect to any question upon which holders of shares of Common Stock have the right to vote.

         (b)  Protective Provisions.  So long as twenty-five percent (25%) or
              ---------------------
more of the shares of Series B Preferred are outstanding, the Corporation shall not, and shall not attempt to, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series B Preferred, voting as a separate class:

              (i) authorize any additional shares of Series B Preferred, or authorize and issue any shares of, (a) any class or series of equity security having superior rights to the Series B Preferred as to dividends (except for the Series C Preferred), redemptions, or as to payment upon liquidation, dissolution or a winding up of the Corporation, or otherwise, or (b) any notes or debt securities convertible into or exchangeable for any equity securities or containing profit participation features;

              (ii) redeem or repurchase outstanding Common Stock in excess of an aggregate of 75,000 shares, provided that the Corporation may redeem shares of Common Stock from persons having been granted and exercised stock options pursuant to the Corporation's incentive stock plans as in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and by the holders of the Series B Preferred pursuant to Section 6(b)(ix) below;

              (iii) enter into any agreement that would restrict the Corporation's ability to perform its obligations under any agreement to which the Corporation is a party concerning the Corporation's original issuance of any shares of the Series B Preferred (including the Certificate of Incorporation and this Certificate of Designation);

              (iv) amend the Certificate of Incorporation (including any existing or new Certificate of Designation) or By-Laws of the Corporation in any manner that adversely affects the powers, rights, privileges or restrictions or relative preferences of the Series B Preferred or the holders thereof as a class, or increase the powers, preferences, rights, privileges or restrictions of any other class or series of preferred stock unless the Series B Preferred is treated in the same manner;

              (v) sell, transfer, convey or lease greater than twenty-five percent (25%) of the assets of the Corporation in one or more of a series of related transactions, except for the sale of inventory in the ordinary course of the Corporation's business;

              (vi) issue additional equity securities of any class or series to the employees, officers or directors of the Corporation, except for such equity securities as may be issuable upon the exercise of options or warrants outstanding as of the Original Issuance Date (or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with this Section 6(b)(vi)); provided that any such equity securities, including any options or warrants for equity securities of the Corporation, shall be granted at no less than the fair market value for such equity securities, as determined in good faith by a majority of the independent directors residing on the Board of Directors of the Corporation;

              (vii) issue any equity securities of any class or series for a price less than fair market value, as determined in good faith by the Board of Directors of the Corporation, except as may be required pursuant to contractual commitments of the Corporation existing as of the Original Issuance Date;

              (viii) enter into any transaction or series of transactions or any agreement or other arrangement, including, without limitation, any loan, with or to any officer or director (or any family member or person affiliated with any officer or director) or other affiliate (excluding any Subsidiary of the Corporation) of the Corporation in excess of $100,000, individually, or $250,000, in the aggregate, during any calendar year, except as may be required pursuant to contractual commitments of the Corporation existing as of February 27, 1998 (except that such limitations shall not be applicable to any employment or other compensatory arrangements on reasonable arms' length terms (including, without limitation, the granting of stock options under any stock option plan in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with
Section 6(b)(ix) below), as may be approved by the Board of Directors of the Corporation);

              (ix) adopt any stock option plans or increase the number of shares available or reserved for issuance under any stock option plan or related plan in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and by the holders of the Series B Preferred pursuant to Section 6(b)(ix);

              (x) engage in any transaction which would impair or reduce the rights of the holders of shares of the Series B Preferred as a class (except that the Corporation may effect a reverse-split of its Common Stock without the consent of the holders of shares of the Series B Preferred);

              (xi) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a Subsidiary that is wholly-owned by the Corporation, directly or indirectly);

              (xii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes); or

              (xiii) issue any dividends on any class or series of capital stock of the Corporation (other than the Series B Preferred and the Series C Preferred (as provided in the Certificate of Designation therefor)).

     7.  Preemptive Rights.  Shares of Series B Preferred have no preemptive
         -----------------
rights.

                                   EXHIBIT C

                 TERMS OF SERIES C CONVERTIBLE PREFERRED STOCK
                                      OF
                            CYBERIAN OUTPOST, INC.



     Designation of Series C Convertible Preferred Stock.  There is hereby
     ---------------------------------------------------
established a series of Preferred Stock designated "Series C Convertible Preferred Stock" (the "Series C Preferred"), consisting of 3,000,000 shares,
                       ------------------
without nominal or par value, and having the relative rights, designations, preferences, qualifications, privileges, limitations and restrictions applicable thereto as follows:

     1.  Dividend Provisions.  Except as may be otherwise approved in writing by
         -------------------
the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred:

         (a)  (i)    The holders of the shares of Series C Preferred shall be
entitled to receive, when and as declared by the Board of Directors of the Corporation, cumulative annual dividends, out of any assets of Cyberian Outpost, Inc. (the "Corporation") legally available therefor, in an amount per
                    -----------
share of Series C Preferred equal to 7.0% per annum of the Original Issuance Price (as defined below in Section 3(k)) (the "Cumulative Annual Dividend")
                                               --------------------------
which shall be declared by the Board of Directors of the Corporation (in the case of clause (z) below) and be payable to said holders (in the case of clauses
(x), (y) and (z) below) upon the first of the following events to occur: (x) the liquidation of the Corporation (including a deemed liquidation of the Corporation pursuant to Section 2(b) hereof), (y) the Corporation's redemption of any shares of Series C Preferred pursuant to Section 5 hereof, or (z) the conversion of any shares of Series C Preferred into shares of common stock, no par value, of the Corporation ("Common Stock") pursuant to Section 3(a) or
                                 ------------
Section 3(b) hereof.   Notwithstanding the foregoing, no holder of shares of
Series C Preferred shall be entitled to Cumulative Annual Dividends and no Cumulative Annual Dividends shall be payable to such holder of shares of Series C Preferred upon and after the conversion of any shares of Series C Preferred held by such holder into shares of Common Stock pursuant to Section 3(a) or
Section 3(b) hereof, if such conversion occurs prior to the third anniversary of the Original Issuance Date.

              (ii) Cumulative Annual Dividends shall accrue on a daily basis commencing as of the date of issuance of the shares of Series C Preferred to the holder of said shares, whether or not earned or declared, and will be cumulative so that if at any time the entire amount of such Cumulative Annual Dividend has not been paid, or declared or set apart for payment as required pursuant to this
Section 1(a), the deficiency shall be fully paid or declared and set apart for payment, before any dividend is paid on, declared or set apart for payment on any other class or series of stock, including without limitation, Common Stock, Series A Preferred (as defined below) and Series B Preferred (as defined below). Cumulative Annual Dividends shall be payable in preference and priority to any payment of dividends on any other class or series of capital stock of the Corporation, including, without limitation, the Common Stock, Series A Preferred and Series B Preferred. Cumulative Annual Dividends shall be subject to proportionate adjustment in the event of any stock dividend, stock split, reverse stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event affecting the Series C Preferred which occurs after the Original Issuance Date (as defined below in Section 3(k)).

         (b) The holders of the shares of Series C Preferred shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series C Preferred which is equal to the product of (i) the number of shares of Common Stock into which one share of Series C Preferred is convertible at the time of declaration of such dividend, multiplied by (ii) the aggregate amount per share of Common Stock of all cash dividends and the aggregate amount per share (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid (the fair market value of any in-kind dividend shall be deemed to be equal to the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred) of all non-cash dividends or other distributions on the Common Stock, when, as and if a dividend is declared on the shares of Common Stock. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on the Common Stock, so that the Series C Preferred participates equally with the Common Stock in such dividend or distribution with respect to the number of shares of Common Stock into which the Series C Preferred is then convertible pursuant to Section 3 hereof. Any dividends declared and paid to the holders of Series C Preferred pursuant to this Section 1(b) shall be in addition to (and not in lieu of) any dividends paid to the holders of Series C Preferred pursuant to Section 1(a) hereof.

         (c) So long as any Series C Preferred shall remain outstanding, no deposit, payment, dividend or other distribution shall be paid or made on any other class of stock of the Corporation and no shares of any other class of stock of the Corporation shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation other than, (i) except as may be otherwise provided in the Certificate of Incorporation, including in any class or series designation concerning any capital stock of the Corporation (as such may be amended from time to time), or (ii) upon exercise of the Corporation's rights or a stockholder's rights under any restricted stock purchase agreement (or any similar agreement pursuant to which the Corporation is obligated to redeem its stock) in effect as of the Original Issuance Date or otherwise pursuant to incentive stock plans of the Corporation in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c) hereof, or (iii) upon the exercise of a stockholder's put rights in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c) hereof, or (iv) by exchange therefor of shares of the stock of the Corporation.

          Subject to the above limitations and to the provisions of Section 6, dividends may be paid on any class of stock of the Corporation out of any funds legally available for such purpose when and as declared by the Board of Directors.

     2.  Liquidation Preference.  Except as may be otherwise approved in writing
         ----------------------
by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred:

         (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series C Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, (i) before any distribution or payment shall be made in respect of the holders of shares of Common Stock but pari passu with holders of Series A Convertible Preferred Stock of the Corporation (the "Series A Preferred") and Series B Convertible Preferred Stock
                  ------------------
of the Corporation (the "Series B Preferred"), a liquidation distribution in an
                         ------------------
amount equal to the Original Issuance Price per share, plus an amount equal to all accrued but unpaid dividends thereon to the date fixed for such distribution or payment, and then (ii) to share with the holders of shares of Common Stock, Series A Preferred and Series B Preferred as if the shares of Series A Preferred, Series B Preferred and Series C Preferred were then converted into shares of Common Stock. In the case of the distribution of assets other than cash, the value of such assets shall be deemed to be the fair market value thereof (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred). If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment in full to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the amounts to which they are each entitled in preference to holders of shares of Common Stock, then all of such available assets shall be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred ratably in proportion to the liquidation payment otherwise due pursuant to clause (i) above to each such holder.

         (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or the consolidation or merger of any other corporation or corporations into the Corporation, or the sale or transfer by the Corporation of all or substantially all of its assets or the effectuation by the Corporation or any holders of its capital stock of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is sold, transferred or otherwise disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2.

     3.  Conversion.  The holders of the shares of Series C Preferred shall have
         ----------
conversion rights as follows:

         (a)  Optional Conversion.  The holder of any shares of Series C
              -------------------
Preferred
shall have the right, at such holder's option, at any time or from time to time by the giving of written notice thereof to the Corporation (the "Conversion
                                                                 ----------
Date") to convert all or any of such shares of Series C Preferred into such
----
number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Original Issuance Price by the number of shares of Series C Preferred being converted, and dividing the product thereof by the Series C Conversion Price (as hereinafter defined) (as last adjusted and then in effect) for the shares of Series C Preferred then being converted. The conversion price per share (the "Series C Conversion Price") at which shares of Common Stock
                -------------------------
shall be issuable shall be Eight Dollars ($8.00) per share; provided, however,
                                                            -----------------
that the Series C Conversion Price shall be subject to adjustment as set forth in Section 3(e) hereof. Subject to the last sentence of Section 1(a)(i), above, the holder of any shares of Series C Preferred converted into shares of Common Stock pursuant to this Section 3(a) shall be entitled to payment of all accrued but unpaid dividends on such shares being converted up to and including the Conversion Date.

         (b)  Mandatory Conversion.  Upon (i) the consummation of a public
              --------------------
offering of shares of Common Stock of the Corporation registered pursuant to the Securities Act of 1933, as amended, in which the gross proceeds to the Corporation exceed Twenty Million Dollars ($20,000,000) and at an offering price per share greater than or equal to (x) 200% of the then applicable Series C Conversion Price if said offering occurs within twelve (12) months of the Original Issuance Date, or (y) 250% of the then applicable Series C Conversion Price if said offering occurs more than twelve (12) months after the Original Issuance Date, and as the result of which shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (a "Qualified Public Offering"), or (ii) upon the
                           -------------------------
approval (by vote or written consent) of holders of at least seventy-five percent (75%) of the then outstanding shares of Series C Preferred (each such event referred to in clauses (i) and (ii) is referred to herein as an "Event of
                                                                       --------
Conversion"), all shares of Series C Preferred then outstanding shall, by virtue
----------
of and simultaneously with the occurrence of the Event of Conversion and without any action on the part of the holder thereof, be deemed automatically converted into such whole number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Original Issuance Price by the number of shares of Series C Preferred being converted, and dividing the product thereof by the Series C Conversion Price (as last adjusted and then in effect) for the shares of Series C Preferred being converted (such Series C Conversion Price being subject to adjustment as set forth in Section 3(e) hereof). Subject to the last sentence of Section 1(a)(i), above, the holder of any shares of Series C Preferred converted into shares of Common Stock pursuant to this Section 3(b) shall be entitled to payment of all accrued but unpaid dividends on such shares of Series C Preferred up to and including the Conversion Date.

         (c)  Procedure for Conversion.  Upon conversion of the shares of Series
              ------------------------
C Preferred pursuant to Section 3(a) hereof, the holder of any shares of Series C Preferred shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series C Preferred, or at such other place as may be designated by the

Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, a check or cash in respect of any fractional interest in a share of Common Stock as provided in Section 3(d) hereof and a check or cash in payment of all accrued but unpaid dividends, if any, payable with respect to the shares of Series C Preferred so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Series C Conversion Price for the Series C Preferred shall be that in effect on the Conversion Date.

         (d)  Additional Conversion Provisions.  The following additional terms
              --------------------------------
shall apply upon any conversion of the Series C Preferred:

              (i) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred. If more than one share of Series C Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Preferred so surrendered. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series C Preferred the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as defined below) of a share of Common Stock as of the date of conversion, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

              (ii) For the purpose of any computation pursuant to this Section 3(d), the Current Market Price at any date of one share of Common Stock shall be deemed to be the closing price as of the day before the day in question. If the Common Stock is not traded in such manner that the closing price is readily available, the Current Market Price shall be determined in good faith by the Directors of the Corporation.

         (e)  Adjustments to Series C Conversion Price.  The Series C Conversion
              ----------------------------------------
Price for the Series C Preferred shall be subject to adjustment from time to time as follows:

              (i)    Stock Dividends, Split-Ups, Etc.  If, at any time after the
                     -------------------------------
Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series C Conversion Price of the Series C Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred shall be increased in proportion to such increase in outstanding shares.

              (ii)   Combinations.  If, at any time after the Original Issuance
                     ------------
Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred shall be decreased in proportion to such decrease in outstanding shares.

              (iii)  Reorganizations, Reclassifications, Etc.  In case, at any
                     ---------------------------------------
time after the Original Issuance Date, of any Capital Events (as defined below in Section 3(k)) each share of Series C Preferred shall after such Capital Event be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Series C Preferred of the full amount to which they respectively shall have been entitled pursuant to Section 2 hereof) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and asset shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such Capital Event) upon conversion of such shares would have been entitled upon such Capital Event. The provisions of this Section 3(e)(iii) shall similarly apply to successive Capital Events.

              (iv)   Dilutive Issuances.
                     ------------------

                     (1) If the Corporation shall at any time or from time to time after the Original Issuance Date issue any shares of Common Stock other than Excluded Stock (as defined below in Section 3(k)) without consideration or for a consideration per share less than the Series C Conversion Price then in effect (such issuance being referred to in this clause (iv) as a "Dilutive
                                                                  --------
Issuance"), the Series C Conversion Price in effect immediately prior to such
--------
Dilutive Issuance shall be reduced with effect from the first to occur of (A) the record date for the issuance of the securities or (B) the date of original issuance (as the case may be the "Issue Date"), so that it shall equal the price
                                  ----------
determined by multiplying the Series C Conversion Price by a fraction (i) the numerator of which shall be (X) the number of shares of Common Stock outstanding at the close of business on the day next preceding the Issue Date, plus (Y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the Dilutive Issuance would purchase at the Series C Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Issue Date after giving effect to such Dilutive Issuance.

                     (2) For the purposes of any adjustment of the Series C Conversion Price pursuant to this clause (iv), the following provisions shall apply:

                          (A)   In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts or commissions allowed or paid by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                          (B)   In the case of the issuance of Common Stock for
a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred), irrespective of any accounting treatment.

                          (C)   In the case of the issuance of (i) options to
purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                (I)   the shares of Common Stock deliverable
upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B), above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                (II)  the shares of Common Stock deliverable
upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B), above);

                                (III) on any change in the number of shares or
exercise price of Common Stock deliverable upon exercise of any such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Series C Conversion Price shall forthwith be readjusted to such Series C Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                                (IV)  on the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series C Conversion Price shall forthwith be readjusted to such Series C Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

              (v)    Special Adjustment.  If at any time after the Original
                     ------------------
Issuance Date, (1) the Corporation is subject to liquidation (including a deemed liquidation), dissolution or winding up as contemplated by Section 2 herein, or
(2) the Corporation completes a public offering of any class or series of capital stock of the Corporation other than a Qualified Public Offering, then the Series C Conversion Price for the Series C Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable upon the conversion of each share of Series C Preferred shall be increased such that the percentage ownership of the Corporation, on an as-converted basis (and on a diluted basis to the extent of any "at" or "in the money" options or warrants that are vested at the time of such determination), by the holders of the Series C Preferred before giving effect to the Common Stock issued or issuable (A) pursuant to warrants granted on January 13, 1998 to Winfield Capital Corp. (or any successor or replacement warrants issued with respect to said warrant), and
(B) pursuant to warrants issued to BT Alex. Brown Incorporated (and its nominees) and any other broker or investment banker in connection with the issuance of shares of Series C Preferred, shall be the same after giving effect to the issuance or deemed issuance of such Common Stock.

              (vi) All calculations under this paragraph (e) shall be made to the nearest one-tenth (1/10) of a share or to the nearest one tenth (1/10) of a cent, as the case may be.

              (vii) In any case in which the provisions of this Section 3(e) shall require that an adjustment shall become effective immediately after a record date for an event the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series C Preferred converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 3(d) hereof; provided, however, that the
                                               --------  -------
Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, immediately upon the occurrence of the event requiring such adjustment.

              (viii) The Corporation will not voluntarily, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, merger, dissolution, issuance or sale or securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred against impairment.

         (f) Whenever the Series C Conversion Price of the Series C Preferred shall be adjusted as provided in Section 3(e), the Corporation shall forthwith file, at the office of the transfer agent for the Series C Preferred or at such other place as may be designated by the Corporation, a statement showing in detail the facts requiring such adjustment and the Series C Conversion Price of the Series C Preferred that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first-class certified mail, return receipt requested, postage prepaid, to each holder of shares of any series of preferred stock in respect of which an adjustment to the Series C Conversion Price was required to be made at his address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 4(g) hereof.

         (g) If the Corporation shall propose to take any action of the types described in clauses (i), (ii), (iii) or (iv) of Section 3(e), the Corporation shall give notice to each holder of shares of Series C Preferred in the manner set forth in Section 3(f) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series C Conversion Price and the number, kind or series of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of each such series of Series C Preferred. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (h) The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series C Preferred; provided, however, that the Corporation shall not be required to pay any taxes
-----------------
which may be payable in respect of any transfer involved in the issuance of delivery of any certificate for such shares in a name other than that of the holder of the shares of Series C Preferred in respect of which such shares are being issued.

         (i) The Corporation shall reserve and at all times from and after such date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred, sufficient shares to provide for the conversion of all outstanding shares of Series C Preferred and shall take all action as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of shares of Series C Preferred.

         (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

         (k)  Definitions.  As used herein, the following terms have the
              -----------
following meanings:

              (i)    "Capital Events" means any capital reorganization,
                      --------------
recapitalization or any reclassification of the stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or the sale or other disposition of all or substantially all of the properties and assets of the Corporation to any person or third party.

              (ii)   "Excluded Stock" means shares of Common Stock issued by the
                      --------------
Corporation: (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) upon conversion of the shares of Series A Preferred, Series B Preferred or Series C Preferred at any time outstanding, (C) to officers, employees or directors of, or consultants to, the Corporation (whether as an issuance of Common Stock, options to purchase or rights to subscribe for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities), in each case approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common
             -----------------
Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation to which this clause (C) shall apply shall not exceed the number of shares issuable under the incentive stock option plans of the Corporation in effect as of the Original Issuance Date or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c)(ix) hereof (including any Common Stock issued pursuant to the exercise of any such options), and (D) pursuant to any options (other than those described in (C), above), warrants or other rights outstanding on the Original Issuance Date.

              (iii)  "Original Issuance Date" means the date of original
                      ----------------------
issuance by the Corporation of the first share of Series C Preferred.

              (iv)   "Original Issuance Price" means Eight Dollars  ($8.00),
                      -----------------------
the price of the first share of Series C Preferred issued by the Corporation.

              (v)    "Person" means any corporation, general or limited
                      ------
partnership, limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

              (vi)   "Subsidiary" means with respect to any Person (the
                      ---------------
"Owner"), any corporation or other Person of which securities or other interests
-------
having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Corporation.

     4.  Status of Converted Stock.  If any shares of Series C Preferred shall
         -------------------------
be converted pursuant to Section 3 hereof or redeemed pursuant to Section 5 or otherwise acquired by the Corporation, the shares so converted or redeemed or acquired shall be canceled and shall not be reissuable by the Corporation.

     5.  Redemption.
         ----------

         (a)  Redemption Request.  From time to time on or after July 28, 2002,
              ------------------
the holders of a majority of the shares of Series C Preferred may request redemption of all (but not less than all) of the outstanding shares of Series C Preferred (the "Redemption Shares"), by giving written notice (a "Redemption
                -----------------                                 ----------
Notice") to the Corporation (the date upon which such notice is given to the
------
Corporation is referred to herein as a "Redemption Notice Date").  Within five
                                        ----------------------
(5) days after the giving of such Redemption Notice, the Corporation shall send a copy of the Redemption Notice to each holder of shares of Series C Preferred. The Corporation shall redeem all of the issued and outstanding shares of Series C Preferred in accordance with this Section 5 and the holders of the Redemption Shares (the "Redeeming Stockholders") shall sell and deliver their Redemption
            -----------------------
Shares to the Corporation in accordance with this Section 5. Upon the giving of the Redemption Notice, each Redemption Share shall no longer be subject to conversion under Section 3 herein. Each Redemption Share shall otherwise be deemed to be outstanding for all other purposes of this Certificate of Designation (and shall be entitled to all of the rights and privileges of a share of Series C Preferred) until such time as the Redemption Price is actually paid to the holder thereof.

         (b)  Redemption Terms and Price.
              --------------------------

              (i) Subject to Section 5(c) hereof, the Redemption Shares shall be redeemed from the Redeeming Stockholders ratably in proportion to their ownership of the Redemption Shares, on the following dates:

                     (A) one-third of the Redemption Shares shall be redeemed by the Corporation on a date selected by the Corporation that is not later than eight (8) months after the Redemption Notice Date (the "First Redemption Date");
                                                        ---------------------
and

                     (B) two-thirds of the Redemption Shares shall be redeemed by the Corporation on the one (1) year anniversary of the First Redemption Date, or if such date is not a business day then on the next business day (the "Second
                                                                          ------
Redemption Date").
---------------

The First Redemption Date and the Second Redemption Date are at times singularly referred to herein as a "Redemption Date" and collectively referred to herein as
                         ---------------
the "Redemption Dates."
     -----------------

              (ii) The redemption price for each of the Redemption Shares (the "Redemption Price") shall be equal to the greater of the Original Issuance Price
-----------------
(plus all accrued and unpaid dividends), or the fair market value thereof (plus all accrued and unpaid dividends), determined as follows:

                     (A) If as of the Redemption Notice Date any Common Stock is registered pursuant to the Securities Act of 1933, as amended, and such shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or any NASDAQ National Market System ("Publicly
                                                               --------
Traded"), then the fair market value for each of the Redemption Shares shall be
------
equal to the closing price per share of the Common Stock as reported for the business day immediately prior to the Redemption Notice Date, multiplied by the number of shares of Common Stock that would have been issuable upon the conversion of each of the Redemption Shares as of the Redemption Notice Date; or

                     (B) If as of the Redemption Notice Date no Common Stock is Publicly Traded, then the fair market value for each of the Redemption Shares shall be equal to a fraction, (x) the numerator of which shall be the fair market value of the Corporation (determined by appraisal in accordance with this Section 5(b)(ii)(B)), and (y) the denominator of which shall be the total number of issued and outstanding shares of each class or series of stock of the Corporation as of the Redemption Notice Date, determined on an as-converted to Common Stock basis (and on a diluted basis to the extent of any "at" or "in the money" options or warrants that are vested at the time of such determination); the quotient of which shall be multiplied by the number of shares of Common Stock that would have been issuable upon the conversion of each of the Redemption Shares as of the Redemption Notice Date.

                     (1) If it shall be necessary to determine the fair market value of each of the Redemption Shares by appraisal, then within thirty (30) days after the Redemption Notice Date, the Corporation shall engage, at its sole cost and expense, a reputable independent investment banking firm reasonably acceptable to the holders of a majority of the Series C Preferred that shall determine, as of the Redemption Notice Date, the fair market value of the Corporation as a whole, on a going-concern basis (and without any minority or lack of liquidity discounts), using customary and appropriate valuation methods. As soon as is reasonably practicable (and in any event within thirty (30) days after such engagement), such investment banking firm shall deliver to the Corporation a written report as to the fair market value of the Corporation (the "First Report"). The Corporation shall deliver a copy of the First Report to
 ------------
each Redeeming Stockholder within five (5) days after its receipt by the Corporation.

                     (2) The valuation set forth in the First Report shall be conclusive and binding on the Corporation and the holders of the Series C Preferred unless, within ten (10) days after its receipt by the Redeeming Stockholders, Redeeming Stockholders representing ownership of at least sixty-six and two-thirds percent (66 2/3%) of the Redemption Shares notify the Corporation in writing that the Redeeming Stockholders contest the valuation set forth in the First Report. If the Redeeming Stockholders so notify the Corporation, the Redeeming Stockholders shall promptly engage a reputable investment banking firm, at their sole cost and expense, to render a second written report as to the fair market value, as of the Redemption Notice Date, of the Corporation as a whole, on a going-concern basis (and without any minority or lack of liquidity discounts), using customary and appropriate valuation methods (the "Second Report"). The Redeeming Stockholders shall deliver a copy
              -------------
of the Second Report to the Corporation within five (5) days after its receipt by the Redeeming Stockholders.

                     (3) The valuation set forth in the Second Report shall be conclusive and binding on the Corporation and the holders of the Series C Preferred unless, within ten (10) days after its receipt by the Corporation, the Corporation shall notify the Redeeming Stockholders in writing that the Corporation contests the valuation set forth in the Second Report. If the Corporation so notifies the Redeeming Stockholders that it contests the valuation of the Corporation set forth in the Second Report, then (x) if the Corporation and Redeeming Stockholders representing ownership of at least sixty-six and two-thirds percent (66 2/3%) of the Redemption Shares so agree, the fair market value of the Corporation shall be deemed to be equal to the arithmetic mean of the valuations for the Corporation set forth in the First Report and the Second Report, or (y) if the Corporation and the Redeeming Stockholders do not so agree, the matter shall be submitted to binding arbitration in accordance with the procedures set forth in Section 9 herein. The arbitrator's discretion with respect to these matters shall be limited to selecting either the valuation for the Corporation set forth in the First Report (in which case the costs of arbitration shall be borne by the Redeeming Stockholders, in proportion to their ownership of the Redemption Shares) or the valuation for the Corporation set forth in the Second Report (in which case the costs and expenses of arbitration shall be borne by the Corporation), whichever valuation the arbitrator or arbitrators may determine is closer to the actual fair market value of the Corporation. The results of such arbitration shall be binding and conclusive on the Corporation, the Redeeming Stockholders, and on all other persons and entities.

                     (4) If the fair market value of the Corporation is determined pursuant to this Section 5(b)(ii)(B), then such determination shall under all circumstances occur within one hundred eighty days (180) after the Redemption Notice Date.

         (c)  Insufficient Funds.  If the Corporation's Board of Directors
              ------------------
reasonably determines that on the applicable Redemption Date the Corporation does not have sufficient funds legally available to redeem all of the Redemption Shares for which redemption is required pursuant to Section 5(a) herein, then the Corporation shall to the maximum lawful extent redeem Redemption Shares from the Redeeming Stockholders, on a pro rata basis in accordance with their ownership thereof, and the Corporation shall redeem the remaining Redemption Shares on the same basis, as soon as sufficient funds become legally available therefor from time to time thereafter.

         (d)  Mechanics of Redemption.  Each Redeeming Stockholder shall
              -----------------------
surrender the certificate or certificates representing his Redemption Shares to be redeemed on each Redemption Date to the Corporation, at the Corporation's principal executive office, and thereupon the Corporation will pay the Redemption Price for such Redemption Shares, as follows:

              (i) on the First Redemption Date, the entire Redemption Price for the Redemption Shares to be redeemed shall be paid in immediately available funds, by wire transfer to an account designated by the Redeeming Stockholder, or by certified or bank check payable to the Redeeming Stockholder ("Immediately
                                                                     -----------
Available Funds");
---------------

              (ii) on the Second Redemption Date, fifty percent (50%) of the Redemption Price for the Redemption Shares to be redeemed shall be paid in Immediately Available Funds and the remaining fifty percent (50%) of the Redemption Price for the Redemption Shares to be redeemed shall be paid by the execution and delivery by the Corporation of a promissory note, in a form reasonably satisfactory to the Redeeming Stockholder, the outstanding principal balance of which (together with all accrued and unpaid interest thereon) shall be payable in full (subject to prepayment without penalty and to acceleration on customary terms, including upon the bankruptcy or insolvency of the Corporation) on the one (1) year anniversary of the Second Redemption Date, bearing interest at the per annum rate equal to the "Prime Rate" of interest as published in the Eastern edition of the Wall Street Journal on the Redemption Notice Date or the
                       -------------------
next date of publication, and with installments of interest to be due and payable, in arrears, on the first day of each calendar month.


Each stock certificate surrendered for redemption shall be canceled and retired. If the number of

Redemption Shares represented by any certificate surrendered in respect of any such redemption exceeds the number of Redemption Shares to be redeemed from the Redeeming Stockholder thereof, the Corporation shall issue and deliver to such Redeeming Stockholder a new certificate representing the unredeemed balance of such Redemption Shares.

     6.  Voting Rights.
         -------------

         (a)  General.  Except as otherwise provided below, on all matters
              -------
submitted to a vote of the holders of shares of Common Stock, the holder of each share of Series C Preferred shall have the right to one vote for each Common Share into which such Series C Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of such shares of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the by-laws of the Corporation, and, except as expressly provided in Section 6(b) hereof, shall be entitled to vote, together with holders of shares of Common Stock with respect to any question upon which holders of shares of Common Stock have the right to vote.

         (b)  Election of Directors.  Except as may be otherwise approved by
              ---------------------
vote or by the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred then outstanding, the Board of Directors shall consist of up to 7 members. The holders of the Series C Preferred, voting as a separate class, shall have the right to elect two (2) directors. Except as may otherwise be provided by law or in the Certificate of Incorporation of the Corporation (including the Certificate of Designation for the Series A Preferred), the holders of the Common Stock shall have the right to elect the remaining members of the Board of Directors and the Series C Preferred shall not be entitled to vote in the election of the remaining members of the Board of Directors. Each director shall be elected at the annual meeting of shareholders and shall serve until his successor is elected and qualified or until his earlier resignation or removal. Any director who shall have been elected by the holders of Series C Preferred may be removed during his term of office, either for or without cause, by and only by, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred then outstanding, given at a special meeting of such shareholders duly called for that purpose, and any vacancy thereby created may be filled by the holders of the Series C Preferred represented at that meeting.

         (c)  Protective Provisions. So long as twenty-five percent (25%) or
              ---------------------
more of the shares of Series C Preferred are outstanding, the Corporation shall not, and shall not attempt to, without first obtaining the approval (by vote or written consent) of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of Series C Preferred, voting as a separate class:

              (i) authorize any additional shares of Series C Preferred, or authorize and issue any shares of, (a) any class or series of equity security having superior rights to the Series C Preferred as to dividends, redemptions or as to payment upon liquidation, dissolution or a winding up of the Corporation, or otherwise, or (b) any notes or debt securities convertible into or exchangeable for any equity securities or containing profit participation features;

              (ii) redeem or repurchase outstanding Common Stock in excess of an aggregate of 75,000 shares, provided that the Corporation may redeem shares of Common Stock from persons having been granted and exercised stock options pursuant to the Corporation's incentive stock plans as in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and by the holders of the Series C Preferred pursuant to Section 6(c)(ix) below;

              (iii) enter into any agreement that would restrict the Corporation's ability to perform its obligations under any agreement to which the Corporation is a party concerning the Corporation's original issuance of any shares of the Series C Preferred (including the Certificate of Incorporation and this Certificate of Designation);

              (iv) amend the Certificate of Incorporation (including any existing or new Certificate of Designation) or By-Laws of the Corporation in any manner that adversely affects the powers, rights, privileges or restrictions or relative preferences of the Series C Preferred or the holders thereof as a class, or increase the powers, preferences, rights, privileges or restrictions of any other class or series of preferred stock unless the Series C Preferred is treated in the same manner;

              (v) sell, transfer, convey or lease greater than twenty-five percent (25%) of the assets of the Corporation in one or more of a series of related transactions, except for the sale of inventory in the ordinary course of the Corporation's business;

              (vi) issue additional equity securities of any class or series to the employees, officers or directors of the Corporation, except for such equity securities as may be issuable upon the exercise of options or warrants outstanding as of the Original Issuance Date (or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with this Section 6(c)); provided that any such equity securities, including any options or warrants for equity securities of the Corporation, shall be granted at no less than the fair market value for such equity securities (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred);

              (vii) issue any equity securities of any class or series for a price less than fair market value (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C

Preferred) of the Corporation, except as may be required pursuant to contractual commitments of the Corporation existing as of the Original Issuance Date;

              (viii) enter into any transaction or series of transactions or any agreement or other arrangement, including, without limitation, any loan, with or to any officer or director (or any family member or person affiliated with any officer or director) or other affiliate (excluding any Subsidiary of the Corporation) of the Corporation in excess of $100,000, individually, or $250,000, in the aggregate, during any calendar year, except as may be required pursuant to contractual commitments of the Corporation existing as of the Original Issuance Date (except that such limitations shall not be applicable to any employment or other compensatory arrangements on reasonable arms' length terms (including, without limitation, the granting of stock options under any stock option plan in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c)(ix) below), as may be approved by the Board of Directors of the Corporation);

              (ix) adopt any stock option plans or increase the number of shares available or reserved for issuance under any stock option plan or related plan in effect as of the Original Issuance Date;

              (x) engage in any transaction which would impair or reduce the rights of the holders of shares of the Series C Preferred as a class (except that the Corporation may effect a reverse-split of its Common Stock without the consent of the holders of shares of the Series C Preferred);

              (xi) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a Subsidiary that is wholly-owned by the Corporation, directly or indirectly);

              (xii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes); or

              (xiii) issue any dividends on any class or series of capital stock of the Corporation (other than the Series C Preferred).

     7.  Preemptive Rights.
         -----------------

         (a) Each holder of Series C Preferred shall have a right to purchase its aggregate pro rata portion, based on the ratio of the number of shares of Common Stock and Series C Preferred held by such stockholder on an as-converted basis to the total number of shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred on an as-converted basis held by all stockholders, of any issuance of new common stock, preferred stock or securities convertible into any class of capital stock of the Corporation ("New Equity"). This right shall be
                                   ----------
transferable and terminate if unexercised within twenty (20) days after receipt of the Preemption Notice (as defined below).

         (b) If the Corporation proposes to undertake an issuance of New Equity, it shall give each holder of Series C Preferred written notice (a "Preemption Notice") of its intention, describing the type of New Equity, and
------------------
the price and the general terms upon which the Corporation proposes to issue the same. Each holder of Series C Preferred shall have twenty (20) days after receipt of the Preemption Notice to agree to purchase all or any portion of such pro rata share of such New Equity for the price and upon the terms specified in the Preemption Notice by giving written notice to the Corporation and stating therein the quantity (including amounts, if any, such holder of Series C Preferred would be willing to purchase over and above such holder of Series C Preferred's pro rata portion) of New Equity purchased. If a holder of Series C Preferred does not purchase any or all of its pro rata portion of New Equity, the remaining holders of Series C Preferred shall have the right to purchase such unpurchased New Equity or respective pro rata portion until all of the New Equity is purchased or until no other holder of Series C Preferred desires to purchase any more New Equity, provided that a written notice to such effect is given by such holders to the Corporation within such twenty (20) day period.

         (c) The phrase "New Equity" does not include (i) securities issued upon conversion of shares of Series A Preferred, Series B Preferred, or Series C Preferred into shares of Common Stock, (ii) securities issued by the Corporation as consideration pursuant to the acquisition of another corporation by the Corporation by merger, purchase of all or substantially all of the assets or other reorganization, (iii) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Corporation, (iv) shares of Common Stock issued to employees, consultants, or directors of the Corporation upon the exercise of stock options pursuant to incentive stock plans of the Corporation as in effect as of the Original Issuance Date, or as may be approved from time to time by the Corporation and by the holders of the Series C Preferred pursuant to Section 6(c)(ix) hereof, (v) shares of Common Stock issued upon the exercise of any warrants outstanding as of the Original Issuance Date, or (vi) securities issued for services in arms' length transactions to parties other than employees, officers and directors of the Corporation.

     8.  Notice.  Any notice required or permitted under this Certificate of
         ------
Designation shall be given in writing and shall be deemed effectively given only if (i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, postage prepaid (effective three (3) days after dispatch), or
(iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day) and addressed as follows: in the case of the Corporation, its principal office, and in the case of a holder of shares of Series

C Preferred, the address of the holder as reflected in the stock records of the Corporation.

     9.  Arbitration.
         -----------

         (a) In the event that the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred fail either to accept or reject the fair market value of any property as determined by the Corporation for purposes of this Certificate of Designation within thirty (30) days after the giving of any notice to the holders of the Series C Preferred by the Corporation setting forth the Corporation's fair market value determination with respect to such property for purposes of this Certificate of Designation, the holders of the Series C Preferred shall be deemed to have accepted the Corporation's fair market value determination with respect to such property as set forth in such notice.

         (b) In the event that the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Series C Preferred (the "Objecting Stockholders") fail to agree upon the fair market value of any
      ----------------------
property as may be required from time to time by this Certificate of Designation, then in each such case such determination shall be made by an arbitration proceeding before a single independent arbitrator. Such arbitrator shall be appointed by the Corporation, subject to the approval of the Objecting Stockholders. The Corporation shall give written notice designating the arbitrator to each of the holders of shares of Series C Preferred. Upon such written notice from the Corporation, the Objecting Stockholders shall have ten
(10) days to deliver written notice of any objection that they may have to the arbitrator selected by the Corporation and designating an alternative selection for an independent arbitrator, otherwise the Objecting Stockholders shall be deemed to have accepted the arbitrator appointed by the Corporation. If the parties fail to appoint a single arbitrator within ten (10) days after such notice by the Objecting Stockholders, then such fair market value determination shall be made by an arbitration proceeding before three (3) arbitrators. The arbitrator originally selected by the Corporation shall be appointed the first such arbitrator. The arbitrator next selected by the Objecting Stockholders
shall be appointed the second such arbitrator.   The two arbitrators so
appointed shall appoint a third independent arbitrator within five (5) days after the expiration of the time period for the appointment of a single arbitrator by the Corporation and the Objecting Stockholders. The single arbitrator or the three arbitrators thus appointed shall resolve the matter in dispute within thirty (30) days after the appointment of the final arbitrator. All Arbitration proceedings shall be held in Boston, Massachusetts in accordance with the rules of the American Arbitration Association ("AAA"). Any decision or
                                                         ---
award made by the arbitrator(s) will be binding upon the Corporation and the Objecting Stockholders, no appeal may be taken from such decision or award, and judgment thereon may be entered in any court of competent jurisdiction. Except as otherwise provided in Section 5(b)(ii)(B)(3), the costs and expenses of any arbitration proceeding pursuant to this Section 9 shall be borne by the Corporation.